Exhibit 99.2 DESIGNED TO RESPOND BUILT TO DELIVER Landstar System, Inc. Earnings Conference Call Fourth Quarter 2023 January 31, 2024 Date Published: 01/31/2024

Forward Looking Statements Disclaimer: The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995. Statements made in this slide presentation that are not based on historical facts are “forward-looking statements.” This presentation may make certain statements containing forward-looking statements, such as statements which relate to Landstar’s business objectives, plans, strategies and expectations. Such statements are by nature subject to uncertainties and risks, including but not limited to: the operational, financial or legal risks or uncertainties detailed in Landstar’s Form 10-K for the 2022 fiscal year and Form 10-Qs for the 2023 first and third fiscal quarters, described in the section Risk Factors, and other SEC filings from time to time. These risks and uncertainties could cause actual results or events to differ materially from historical results or those anticipated. Investors should not place undue reliance on such forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. 2 Date Published: 01/31/2024

Non-GAAP Financial Measures: In this slide presentation, the Company provides the following information that may be deemed a non-GAAP financial measure: variable contribution, variable contribution margin and operating income as a percentage of variable contribution. Management believes variable contribution and variable contribution margin are useful measures of the variable costs that we incur at a shipment-by-shipment level attributable to our transportation network of third-party capacity providers and independent agents in order to provide services to our customers. Management believes that operating income as a percentage of variable contribution is a useful measure as: (i) variable costs of revenue for a significant portion of the Company’s business arehighlyinfluencedbyshort- term market-based trends in the freight transportation industry, whereas other costs, including other costs of revenue, are much less impacted by short-term freight market trends; and (ii) this measure is meaningful to investors’ evaluations of the Company’s management of costs attributable to operations other than the purely variable costs associated with purchased transportation and commissionsto agentsthat the Companyincurs to provide services to our customers. Management also believes that it is appropriate to present each of the financial measures that may be deemed a non-GAAP financial measure, as referred to above, for the following reasons: (1) disclosure of these matters will allow investors to better understand the underlying trends in the Company’s financial condition and results of operations; (2) this information will facilitate comparisons by investors of the Company’s results as compared to the results of peer companies; and (3) management considers this financial information in its decision making. A tabulation of the expenses identified as costs of revenue as well as a reconciliation of gross profit to variable contribution and gross profit margin to variable contribution margin for the 2023 and 2022 fourth quarters and fiscal year periods is included in this slide presentation as Appendix A. 3 Date Published: 01/31/2024

Who We Are Landstar, a Fortune 500 company, is a technology- enabled, asset-light provider of integrated transportation management solutions delivering safe, specialized transportation services to a broad range of customers utilizing a network of agents, third party capacity providers and employees. 4 Date Published: 01/31/2024

Our Network 2023 Results $5.30 billion in revenue Agents Approx. 2.20 million loadings 1,100 524 million dollar agents 9,809 BCO trucks (2023 year-end) 76,635 Carriers (2023 year-end) Lands Landst ta ar r Employees 18,000+ Trailers (2023 year-end) Approx. 1,500 Customers Capacity 25,000+ 85,000+ 5 Date Published: 01/31/2024

Transportation Management Services Percentage of Revenue 4Q22 4Q23 Truck Transportation Truckload Van equipment 52% 51% Unsided/platform equipment 25% 28% Less-than-truckload 2% 2% Other truck transportation 12% 8% Rail intermodal 2% 2% Ocean and air cargo 5% 5% 6 Date Published: 01/31/2024

Revenue ($’s in thousands) Fiscal Year Quarter (2) (3) (2) (3) Year over Prior Year Rate Volume Change Qtr over Prior Year Qtr Rate Volume Change Truck Revenue - 12.7% - 16.6% - 27.2% Truck Revenue - 9.6% - 21.7% - 29.2% Rail Intermodal Revenue - 6.8% - 27.2% - 32.2% Rail Intermodal Revenue - 8.6% - 14.8% - 22.1% Ocean/Air Revenue - 39.2% - 21.6% - 52.3% Ocean/Air Revenue - 23.3% 0.0% - 23.3% Insurance Premiums NA NA - 7.7% Insurance Premiums NA NA - 11.6% Total Revenue - 28.7% Total Revenue - 28.1% (1) The Company’s fiscal year ends each year on the last Saturday in December and, as such, the Company’s 2022 fourth quarter included fourteen weeks of operations whereas the 2023 fourth quarter included thirteen weeks. Fiscal year 2022 included fifty-three weeks of operations whereas fiscal year 2023 included fifty-two. (2) Percentage change in rate is calculated on a revenue per load basis. (3) Percentage change in volume is calculated on the number of loads hauled. 7 Date Published: 01/31/2024

Truckload Loadings and Revenue per Truckload Trends Van Equipment Number of Loads Revenue per Load 400,000 $3,000 370,000 $2,800 $2,600 340,000 $2,400 310,000 $2,200 280,000 $2,000 250,000 $1,800 220,000 $1,600 Unsided/Platform Equipment Number of Loads Revenue per Load 150,000 $3,300 140,000 $3,100 130,000 $2,900 $2,700 120,000 $2,500 110,000 $2,300 $2,100 100,000 (1) The Company’s fiscal year ends each year on the last Saturday in December and, as such, the Company’s 2022 fourth quarter included fourteen weeks of operations whereas the 2023 fourth quarter included thirteen weeks. Fiscal year 2022 included fifty-three weeks of operations whereas fiscal year 2023 included fifty-two. 8 Date Published: 01/31/2024 4Q19 4Q19 1Q20 1Q20 2Q20 2Q20 3Q20 3Q20 4Q20 4Q20 1Q21 1Q21 2Q21 2Q21 3Q21 3Q21 4Q21 4Q21 1Q22 1Q22 2Q22 2Q22 3Q22 3Q22 4Q22 4Q22 1Q23 1Q23 2Q23 2Q23 3Q23 3Q23 4Q23 4Q23 4Q19 4Q19 1Q20 1Q20 2Q20 2Q20 3Q20 3Q20 4Q20 4Q20 1Q21 1Q21 2Q21 2Q21 3Q21 3Q21 4Q21 4Q21 1Q22 1Q22 2Q22 2Q22 3Q22 3Q22 4Q22 4Q22 1Q23 1Q23 2Q23 2Q23 3Q23 3Q23 4Q23 4Q23

Industries Served As a Percentage of Revenue Quarter over Prior Year Quarter 4Q22 4Q23 Change in Revenue Consumer Durables 28.9 27.8 -31% Machinery 12.5 13.7 -21% Automotive 10.9 11.6 -23% Building Products 7.7 8.1 -25% AA&E, Hazmat 7.8 7.6 -30% Metals 4.6 4.9 -24% Foodstuffs 3.3 2.7 -40% Substitute Line Haul 3.6 2.4 -53% Other 20.7 21.2 -27% Transportation Revenue 100.0 100.0 -28% 9 Date Published: 01/31/2024

(1) (2) Gross Profit and Gross Profit Margin ($’s in thousands) Fiscal Year Quarter 10.6% 10.3% 10.7% 10.3% (1) Gross profit equals revenue less the cost of purchased transportation, commissions to agents and other costs of revenue. (2) Gross profit margin equals gross profit divided by revenue. (3) The Company’s fiscal year ends each year on the last Saturday in December and, as such, the Company’s 2022 fourth quarter included fourteen weeks of operations whereas the 2023 fourth quarter included thirteen weeks. Fiscal year 2022 included fifty-three weeks of operations whereas fiscal year 2023 included fifty-two. 10 Date Published: 01/31/2024

(1) (2) Variable Contribution and Variable Contribution Margin ($’s in thousands) Fiscal Year Quarter 13.7% 14.0% 14.6% 14.8% (4) (4) 4th Qtr Fiscal Year Changes in variable contribution Changes in variable contribution margin % margin % 2022 Period 2022 Period 14.0 13.7 Revenue - fixed Revenue - fixed 0.4 -0.1 Revenue - variable Revenue - variable 0.0 0.6 Change in mix and other Change in mix and other 0.4 0.4 2023 Period 2023 Period 14.8 14.6 (1) Variable contribution equals revenue less the cost of purchased transportation and commissions to agents. (2) Variable contribution margin equals variable contribution divided by revenue. (3) The Company’s fiscal year ends each year on the last Saturday in December and, as such, the Company’s 2022 fourth quarter included fourteen weeks of operations whereas the 2023 fourth quarter included thirteen weeks. Fiscal year 2022 included fifty-three weeks of operations whereas fiscal year 2023 included fifty-two. (4) Revenue on transactions where the Company’s variable contribution margin was based on a contractually pre-determined percentage of revenue accounted for 40% and 43% of revenue in the 2022 and 2023 fiscal year periods, respectively, and 41% and 43% of revenue in the 2022 and 2023 fourth quarters, respectively. 11 Date Published: 01/31/2024

Operating Income as a % of Gross Profit ($’s in thousands) Fiscal Year Quarter 72.4% 63.1% 69.1% 59.8% (1) The Company’s fiscal year ends each year on the last Saturday in December and, as such, the Company’s 2022 fourth quarter included fourteen weeks of operations whereas the 2023 fourth quarter included thirteen weeks. Fiscal year 2022 included fifty-three weeks of operations whereas fiscal year 2023 included fifty-two. 12 Date Published: 01/31/2024

Operating Income as a % of Variable Contribution ($’s in thousands) Fiscal Year Quarter 56.1% 44.6% 41.9% 53.1% Fiscal Year 4th Qtr Changes in operating income as a % of variable Changes in operating income as a % of variable contribution contribution % % 2022 Period 2022 Period 56.1 53.1 Other operating costs Other operating costs -2.5 -3.0 Insurance and claims Insurance and claims -1.4 -1.3 SG&A SG&A -5.7 -5.6 Depreciation and amortization Depreciation and amortization -1.9 -1.3 2023 Period 2023 Period 44.6 41.9 (1) The Company’s fiscal year ends each year on the last Saturday in December and, as such, the Company’s 2022 fourth quarter included fourteen weeks of operations whereas the 2023 fourth quarter included thirteen weeks. Fiscal year 2022 included fifty-three weeks of operations whereas fiscal year 2023 included fifty-two. 13 Date Published: 01/31/2024

Truck Capacity Data (All information is provided as of the end of the applicable period) Dec 31, Dec 30, (2) (2) 2022 2023 BCO Independent Contractors 10,393 9,024 Truck Brokerage Carriers: (1) Approved and Active 66,745 49,111 Other Approved 30,999 27,524 97,744 76,635 Total Available Truck Capacity Providers 108,137 85,659 Trucks Provided by BCO Independent Contractors 11,281 9,809 (1) Active refers to truck brokerage carriers who hauled freight for Landstar in the 180 day period immediately preceding the period end. (2) Fuel surcharges billed to customers on freight hauled by BCO Independent Contractors, which are paid 100% to the BCO and excluded from revenue, and the cost of purchased transportation were $324.4 million and $445.0 million in the 2023 and 2022 fiscal year periods, respectively, and $79.5 million and $114.8 million in the 2023 and 2022 fourth quarters, respectively. 14 Date Published: 01/31/2024

Key Balance Sheet and Cash Flow Statistics ($’s in thousands) Dec 31, Dec 30, 2022 2023 Balance sheet (period end amounts): Debt to Capital 10% 7% Net Cash (1) $ 290,136 $ 469,564 Cash flow: Cash flow from operations $ 622,659 $ 393,648 Capital expenditures $ 26,005 $ 25,688 Share repurchases $ 285,983 $ 53,919 Dividends paid $ 115,671 $ 117,130 Returns (trailing 12 months): Return on Equity 50% 27% Return on Invested Capital 44% 25% Return on Assets 21% 14% (1) Net cash is defined as cash and cash equivalents plus short term investments less outstanding debt. 15 Date Published: 01/31/2024

(1) Free Cash Flow , Stock Purchases and Dividends (In Thousands) $700,000 40,000 39,500 $600,000 39,000 $500,000 38,500 38,000 $400,000 37,500 $300,000 37,000 36,500 $200,000 36,000 $100,000 35,500 $0 35,000 2019 2020 2021 2022 2023 Free Cash Flow Share Purchases Dividends Paid Common Share Count 2023 (000's ) Free cash flow (1) $ 367,960 Share purchases $ 53,919 Dividends paid $ 117,130 Ending common share count 35,717 (1) Free cash flow is defined as cash flow from operations less capital expenditures, each set forth on the prior slide. 16 Date Published: 01/31/2024

Appendix A Reconciliation of Gross Profit to Variable Contribution ($’s in thousands) Fiscal Years Ended Fiscal Quarters Ended December 30, December 31, December 30, December 31, 2023 2022 2023 2022 Revenue $ 5,303,322 $ 7,436,562 $ 1,204,445 $ 1,674,767 Costs of revenue: Purchased transportation 4,068,262 5,804,017 927,028 1,291,676 Commissions to agents 462,668 614,865 99,271 149,106 Variable costs of revenue 4,530,930 6,418,882 1,026,299 1,440,782 Trailing equipment depreciation 31,319 36,653 7,079 8,893 Information technology costs (1) 25,486 19,834 5,695 5,966 Insurance-related costs (2) 116,069 127,605 27,585 28,784 Other operating costs 54,191 45,192 13,193 10,314 Other costs of revenue 227,065 229,284 53,552 53,957 Total costs of revenue 4,757,995 6,648,166 1,079,851 1,494,739 Gross profit $ 545,327 $ 788,396 $ 124,594 $ 180,028 Gross profit margin 10.3% 10.6% 10.3% 10.7% Plus: other costs of revenue 227,065 229,284 53,552 53,957 Variable contribution $ 772,392 $ 1,017,680 $ 178,146 $ 233,985 Variable contribution margin 14.6% 13.7% 14.8% 14.0% (1) Includes costs of revenue incurred related to internally developed software including ASC 350-40 amortization, implementation costs, hosting costs and other support costs utilized to support the Company’s independent commission sales agents, third party capacity providers, and customers, included as a portion of depreciation and amortization and of selling, general and administrative in the Company's Consolidated Statements of Income. (2) Primarily includes (i) insurance premiums paid for commercial auto liability, general liability, cargo and other lines of coverage related to the transportation of freight; (ii) the related cost of claims incurred under those programs; and (iii) brokerage commissions and other fees incurred relating to the administration of insurance programs available to BCO Independent Contractors that are reinsured by the Company, which are included in selling, general and administrative in the Company’s Consolidated Statements of Income. 17 Date Published: 01/31/2024

DESIGNED TO RESPOND BUILT TO DELIVER 18 Date Published: 01/31/2024